UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 14, 2010
CKE Restaurants, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11313	33-0602639

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6307 Carpinteria Ave., Ste. A,
Carpinteria, California		93013

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (805) 745-7500
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On June 14, 2010, CKE Restaurants, Inc. (“CKE”) issued a press release announcing that ISS Proxy Advisory Services, a division of RiskMetrics Group, has recommended that CKE stockholders vote “FOR” the proposed adoption of the merger agreement with Columbia Lake Acquisition Holdings, Inc. and Columbia Lake Acquisition Corp. at CKE’s Special Meeting of Stockholders that will occur on June 30, 2010. Columbia Lake Acquisition Holdings, Inc. and Columbia Lake Acquisition Corp. are affiliates of Apollo Management VII, L.P. A copy of the release is attached as Exhibit 99.1.
FORWARD-LOOKING STATEMENTS
This filing contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give CKE’s current expectations or forecasts of future events. Such statements are subject to risks and uncertainties that are often difficult to predict and beyond CKE’s control, and could cause CKE’s results to differ materially from those described. These uncertainties and other factors include, but are not limited to, risks associated with the proposed transaction, including the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the inability to complete the proposed transaction due to the failure to obtain stockholder approval, the failure to satisfy other conditions to completion of the proposed transaction or the failure to obtain the necessary debt financing arrangements set forth in the debt commitment letter received in connection with the proposed transaction. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. CKE undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law or the rules of the New York Stock Exchange. Accordingly, any forward-looking statement should be read in conjunction with the additional information about risks and uncertainties as discussed in CKE’s filings with the Securities and Exchange Commission (the “SEC”).
ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT
A definitive proxy statement of CKE and other materials has been filed with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CKE AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed by CKE with the SEC at the SEC’s Web site at www.sec.gov.
The definitive proxy statement and such other documents are also available for free on CKE’s website at www.ckr.com under “Investors/SEC Filings” or by directing such request to Investor Relations, CKE Restaurants, Inc., 805-745-7750.
CKE and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information concerning the interests of CKE’s participants in the solicitation is set forth in CKE’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the definitive proxy statement relating to the proposed transaction.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Description	Exhibit Number

Press Release, dated June 14, 2010	99.1

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKE RESTAURANTS, INC.
Date: June 15, 2010	By:	/s/ Theodore Abajian
		Name:	Theodore Abajian
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Description	Exhibit Number

Press Release, dated June 14, 2010	99.1